UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.               )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

GENAISSANCE PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

This filing consists of a letter that Genaissance Pharmaceuticals, Inc. (“Genaissance”) mailed to its stockholders on September 26, 2005 relating to the proposed merger (the “Merger”) between Genaissance and Clinical Data, Inc. (“Clinical Data”) pursuant to the terms of an Agreement and Plan of Merger, dated as of June 20, 2005, by and among Clinical Data, Safari Acquisition Corporation and Genaissance, as amended by the First Amendment to Agreement and Plan of Merger, dated as of July 28, 2005 (the “Merger Agreement”).  This filing is being made pursuant to Rule 14a-6(b) promulgated under the Securities Exchange Act of 1934, as amended.

URGENT REMINDER – YOUR VOTE IS VERY IMPORTANT

September 26, 2005

Dear Fellow Shareholder:

You have previously received proxy material in connection with the special Merger Meeting of Stockholders of Genaissance Pharmaceuticals to be held on Thursday, October 6, 2005 and according to our latest records, your PROXY VOTE for this meeting STILL HAS NOT BEEN RECEIVED.

Genaissance Pharmaceuticals is asking shareholders to vote on Proposal 1: To consider and adopt the Agreement and Plan of Merger with Clinical Data and Proposal 2: To vote upon an amendment to the Certificate of Incorporation.  Please see the proxy material previously mailed to you for additional information.

Since the required vote to approve Proposal 1 and Proposal 2 is by an affirmative vote of a majority of all shares outstanding eligible to vote, if you did not vote with respect to Proposal 1 and Proposal 2, your failure to vote will have the effect of a vote AGAINST this proxy agenda.  I would appreciate your immediate attention to the mailing of the enclosed proxy.

Regardless of the number of shares you own, it is important that they be represented at the meeting.  Your vote matters to us and we need your support.  Please vote your shares now so that your vote can be counted without delay.

We strongly encourage you to vote your shares today.  Voting is easy.  You may utilize one of the options below to ensure that your vote is promptly recorded in time for the Meeting:

1.             VOTE BY TOUCHTONE PHONE:   You may cast your vote by calling the toll-free number on the enclosed proxy card. Using your control number located on your proxy card, cast your ballot.

2.             VOTE THROUGH THE INTERNET:   You may cast your vote using the Internet by logging into the Internet address located on the enclosed proxy card at www.proxyvote.com and following the instructions on the website.

3.             VOTE BY MAIL:  You may cast your vote by mail by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

YOUR PARTICIPATION IS IMPORTANT - PLEASE VOTE TODAY!

If you have any questions relating to this Shareholder Meeting or voting your shares, you may call our proxy specialists toll-free at 800-314-9816 between the hours of 9:00 a.m. and 10:00 p.m. Monday through Friday Eastern Standard Time.  You may also contact this number to request additional proxy materials.

Thank you in advance for your support.

IF YOU HAVE RECENTLY MAILED YOUR PROXY,

PLEASE ACCEPT OUR THANKS AND DISREGARD THIS REQUEST.

IMPORTANT ADDITIONAL INFORMATION FILED WITH THE SEC

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Genaissance by Clinical Data.  Clinical Data filed a Registration Statement on Form S-4 with the Securities and Exchange Commission (“SEC”) in connection with the transaction and Clinical Data and Genaissance have filed with the SEC and mailed to their respective stockholders a Joint Proxy Statement/Prospectus in connection with the transaction.  The Registration Statement and the Joint Proxy Statement/Prospectus contain important information about Clinical Data, Genaissance, the transaction and related matters.  Investors and security holders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus carefully.

Investors and security holders may obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus and any other documents filed with the SEC by Clinical Data and Genaissance through the web site maintained by the SEC at www.sec.gov.

In addition, investors and security holders may obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus from Clinical Data or Genaissance by contacting the Investor Relations department at either company.

Clinical Data and Genaissance, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Merger Agreement.  A list of the names of Clinical Data’s directors and executive officers and descriptions of their interests in Clinical Data and a list of the names of Genaissance’s directors and executive officers and descriptions of their interests in Genaissance is contained in the Registration Statement and the Joint Proxy Statement/Prospectus, which documents are filed with the SEC.  Additional information regarding the interests of potential participants is included in each of the Registration Statement and the Joint Proxy Statement/Prospectus on file with the SEC.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Statements in this document regarding the proposed transaction between Clinical Data and Genaissance, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about Clinical Data or Genaissance managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” estimates and similar expressions) should also be considered to be forward-looking statements.  There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the transaction; the ability of Clinical Data to successfully integrate Genaissance’s operations and employees; the ability to realize anticipated synergies and cost savings; the ability to realize anticipated revenues; the other factors described under the headings “Risk Factors” and “Factors Affecting Future Operating Results,” respectively, in Clinical Data’s Annual Report on Form 10-KSB for the year ended March 31, 2005 and Genaissance’s Annual Report on Form 10-K for the year ended December 31, 2004 and its most recent quarterly report filed with the SEC; and the other factors described under the heading “Risk Factors” in the Joint Proxy Statement/Prospectus filed with the SEC on September 2, 2005.  Clinical Data and Genaissance disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this document.